CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net income	$ 11,803	$ 5,958	$ 6,170
Foreign currency translation adjustments	1,441	(5,623)	936
Comprehensive income	13,244	335	7,106
Comprehensive income attributable to non-controlling interests	57	58	21
Comprehensive income attributable to Sapiens' shareholders	$ 13,187	$ 277	$ 7,085